SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities exchange act of 1934

Date of report (Date of earliest event reported): July 13, 2010 (July 13, 2010)

________________

PACIFIC BEPURE INDUSTRY INC.
(Exact name of registrant as specified in its charter)

Delaware	333-149898	26-1272059
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

No. 78 Kanglong East Road, Yangdaili, Chendai Township
Jinjiang City, Fujian Province, P. R. China
(Address of Principal Executive Offices)

Tel: (86 595) 8677 0999
Fax: (86 595) 8677 5388
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

In anticipation of the planned presentation by Pacific Bepure, Inc. (the "Company") at the Global Hunter Securities China Conference in San Francisco, CA on Tuesday, July 13, 2010, the Company is filing this current report on Form 8-K to disclose its planned presentation materials in order to avoid the selective disclosure of any material nonpublic information at the Global Hunter Securities China Conference. The Company's presentation materials are attached hereto as Exhibits 99.1 and 99.2.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS .

Exhibit Number	Description

99.1	Slide Presentation of Pacific Bepure Industry Inc. July 13, 2010

99.2	Corporate Profile-Pacific Bepure Industry Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

PACIFIC BEPURE INDUSTRY INC.

Date: July 13, 2010

/s/ Haiting Li
Haiting Li
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Slide Presentation of Pacific Bepure Industry Inc. July 13, 2010

99.2	Corporate Profile-Pacific Bepure Industry Inc.